UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2009

MSC.SOFTWARE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8722	95-2239450
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 MacArthur Place Santa Ana, California	92707
(Address of Principal Executive Offices)	(Zip Code)

(714) 540-8900

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 4, 2009, MSC.Software Corporation (the “Company”) issued a press release with respect to earnings for the quarter ended June 30, 2009. The Company is furnishing this 8-K pursuant to Item 2.02, “Results of Operations and Financial Condition” and 8.01, “Other Events.”

Item 8.01	Other Events

MSC will not hold its 2009 second quarter conference call previously scheduled for Wednesday, August 5, 2009.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Item No.	Description
99.1	Press Release issued by MSC.Software Corporation on August 4, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MSC.SOFTWARE CORPORATION (Registrant)

Date: August 4, 2009	By:	/s/ JOHN A. MONGELLUZZO
John A. Mongelluzzo Executive Vice President, Business Administration, Legal Affairs and Secretary

EXHIBIT INDEX

Item No.	Description
99.1	Press Release issued by MSC.Software Corporation on August 4, 2009

4